SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2021

AB International Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Wall Street, Suite 1009, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 918-4519

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2021, AB International Group Corp. (the “Company”) entered into a Lease Agreement (the “Lease”) with Martabano Realty Corp. (the “Landlord”), pursuant to which the Company agreed to lease approximately 8,375 square feet of in what is known as the Mt. Kisco Theatre at 144 Main Street, Mount Kisco, New York. The term of the Lease is five years. Commencing in month four, the Company's monthly base rent obligation will be approximately $6,979, which amount will increase in year three to $13,260, year four at $13,658 and the final year at $14,067 in accordance with the terms of the Lease. The Lease contains customary provisions for real property leases of this type, including provisions allowing the Landlord to terminate the Lease upon a default by the Company.

The space is formerly used for theatre total 5 screens 466 sets for screening films. The formerly theatre  opened on December 21, 1962 with Hayley Mills in “In Search of the Castaways”. It was a replacement for the town’s other movie theatre that burned down. Later twinned and further divided into 5 screens. Operated for years by Lesser Theaters, then bought by Clearview Cinemas. In June, 2013 it was taken over by Bow-Tie Cinemas when took most Clearview locations. Lasted until March, 2020 when it was closed by the Covid-19 pandemic. It was announced in September 2020 that the closure would be permanent. The Company intends to continue use the space as a theatre total 5 screens 466 sets for screening films, it’s first theatre of ABQQ Cinemas in America as the new business line of the Company.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Lease Agreement dated October 21, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB International Group Corp.

/s/ Chiyuan Deng

Chiyuan Deng

President

Date: November 1, 2021

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